UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2006

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC	20007
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2006, InPhonic, Inc. entered into the Cingular Wireless Non-Exclusive Dealer Agreement and Cingular Wireless Internet Dealer and Master Dealer Addendum (the “Agreements”) with Cingular Wireless II, LLC (“Cingular”), effective October 1, 2006 for an initial term of three (3) years. The Agreements authorize InPhonic, Inc. to offer and sell Cingular wireless voice and data services over the internet. The Agreements supersede the existing dealer agreement between Cingular Wireless, LLC, d/b/a Cingular Wireless and InPhonic, Inc. effective August 1, 2003 (filed as Exhibit 10.2 to our 10-Q filed May 16, 2005), in its entirety, which expired September 30, 2006 in the ordinary course of business, pursuant to its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

/s/ Lawrence S. Winkler
Name:	Lawrence S. Winkler
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Date: October 12, 2006